Mid-Con Energy Partners, LP Suspends Quarterly Cash Distribution and Schedules Third Quarter 2015 Earnings Release and Conference Call
DALLAS, October 22, 2015 – Mid-Con Energy Partners, LP (NASDAQ: MCEP) (“Mid-Con Energy” or the “Partnership”) announces that the Board of Directors of its General Partner has elected to suspend the Partnership’s current $0.125 per unit quarterly cash distribution.
“In light of the current weak and increasingly uncertain outlook for oil prices, the Board of Directors has elected to suspend Mid-Con Energy’s quarterly cash distributions to unitholders,” commented Randy Olmstead, Executive Chairman of the Board. “I am disappointed that current market conditions merit such a difficult decision; however, the Board of Directors and senior management team unanimously agree that reallocating excess cash flow towards capital expenditure projects and debt reduction is prudent and maximizes long-term value for unitholders. We anticipate this suspension will be temporary and intend to reinstate quarterly distributions when our outlook for oil prices is more constructive.”

THIRD QUARTER 2015 EARNINGS
Mid-Con Energy’s preliminary results indicate production for the quarter ended September 30, 2015, exceeded 4,800 Boe/d, the highest average daily net production in the Partnership’s history. These results reflect sequential and year-over-year increases greater than 4% and 55%, respectively. Mid-Con Energy will release results for the third quarter ended September 30, 2015, after the market close on Monday, November 2, 2015. Management will host a conference call on Tuesday, November 3, 2015, at 9:00 a.m. ET. Interested parties are invited to participate via telephone by dialing 1-877-847-5946 (Conference ID: 55567324) at least five minutes prior to the scheduled start time of the call, or via webcast by clicking on “Events & Presentations” in the investor relations section of the Mid-Con Energy website at www.midconenergypartners.com. A replay of the conference call will be available through November 10, 2015, by dialing 1-855-859-2056 (Conference ID: 55567324). Additionally, a webcast archive will be available at www.midconenergypartners.com.

ABOUT MID-CON ENERGY PARTNERS, LP
Mid-Con Energy is a publicly held Delaware limited partnership formed in July 2011 to own, operate, acquire, exploit and develop producing oil and natural gas properties in North America, with a focus on Enhanced Oil Recovery (“EOR”). Mid-Con Energy’s core areas of operation are located in Southern Oklahoma, Northeastern Oklahoma, the Gulf Coast, the Hugoton, and the Permian. For more information, please visit Mid-Con Energy's website at www.midconenergypartners.com.

WITHHOLDING INFORMATION
This release is intended to serve as qualified notice under Treasury Regulation Sections 1.1446-4(b) and (d). Brokers and nominees should treat one hundred percent (100.0%) of Mid-Con Energy’s distributions to foreign investors as being attributable to income that is effectively connected with a United States trade or business. Accordingly, all of Mid-Con Energy’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate for individuals or corporations, as applicable. Nominees, and not Mid-Con Energy, are treated as withholding agents responsible for withholding on the distributions received by them on behalf of foreign investors.

FORWARD-LOOKING STATEMENTS
This press release includes "forward-looking statements" — that is, statements related to future, not past, events within meaning of the federal securities laws. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "anticipate," "believe," “estimate,” "intend," "expect," "plan," “project,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled,” or "will" or other similar words. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, you should refer to Mid-Con Energy's filings with the Securities and Exchange Commission (“SEC”) available at www.midconenergypartners.com or www.sec.gov. Mid-Con Energy undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement and our SEC filings. Please see the risks and uncertainties detailed in the "Forward-Looking Statements" of our public filings.

INVESTOR RELATIONS CONTACT
Krista McKinney
Manager of Investor Relations
(972) 479-5980
kmckinney@midcon-energy.com

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